UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

PONY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	333-234358	83-3532241
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Engineer Experiment Building, A202 7 Gaoxin South Avenue, Nanshan District Shenzhen, Guangdong Province People’s Republic of China	518000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 0755 86665622

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered accounting firm

On April 6, 2023, the Board of Directors (the “Board”) of Pony Group Inc. (the “Company”) dismissed Ben Borges CPA PC (“BBCPA”) as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal years ended December 31, 2022 and 2021 and through the date of this Current Report on Form 8-K, there have been no (i) disagreements with BBCPA on any matter or accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which connects with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of BBCPA on the Company’s financial statements as of and for the years ended December 31, 2022 and 2021 contained no adverse opinion or disclaimer of opinion nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principle.

The Company has provided BBCPA with a copy of the above disclosures and requested that BBCPA furnish the Company with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether or not it agrees with the above statements. A copy of BBCPA’s letter, dated May 3, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On April 6, 2023, the Company engaged YCM CPA Inc. (“YCM”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 and the related interim periods. This decision was approved by the Board.

During the fiscal years ending December 31, 2022 and 2021, and through the date of this Current Report on Form 8-K, the Company has not consulted YCM regarding (i) application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) of Regulation S-K or a reportable event (as defined in Item 304(a)(1)(v) of Regulation 8-K).

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
16.1	Letter of Ben Borges CPA PC, to the Securities and Exchange Commission dated May 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 4, 2023	Pony Group Inc.

	By:	/s/ Wenxian Fan
	Name:	Wenxian Fan
	Title:	Chief Executive Officer (Principal Executive Officer) and Chief Financial Officer (Principal Financial Officer

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